SHAREHOLDERS' EQUITY	12 Months Ended
Dec. 31, 2021
Stockholders' Equity Attributable to Parent [Abstract]
SHAREHOLDERS' EQUITY

NOTE 13:-SHAREHOLDERS' EQUITY

Share Option Plan:

The Company’s 2018 Share Incentive Plan (the "Plan") authorizes the grant of options to purchase shares and restricted shares units (“RSUs”) to officers, employees, directors and consultants of the Company and its subsidiaries. Awards granted under the Plan to participants in various jurisdictions may be subject to specific terms and conditions for such grants as may be approved by the Company’s board from time to time.

Each option granted under the Plan is exercisable for a period of ten years from the date of the grant of the option or the expiration dates of the option plan. The options primarily vest gradually over four years of employment.

During 2019, 62,662 options were granted (including an adjustment to options previously granted to reflect the dilutive effect of the Company's 2019 rights offering) under the Plan and no options were exercised. During 2020, 16,014 options were granted (including an adjustment to options previously granted to reflect the dilutive effect of the Company's 2020 rights offering) under the Plan and no options were exercised. During 2021, 270,200 options were granted under the Plan and no options were exercised. The total fair value of the options granted is being recognized over a four year vesting period.

As of December 31, 2021, options to purchase 404,733 ordinary shares were outstanding under the Plan, exercisable at an average exercise price of $5.24 per share. The share-based compensation expense related to employees' equity-based awards, recognized during 2021, 2020 and 2019 was $203, $121 and $141, respectively.

In December 2021, the Company's Compensation Committee and Board of Directors, as applicable, approved the grant of an additional 13,000 options with an exercise price of $4.18 to an officer.

A summary of employee option activity under the Plan as of December 31, 2021 and changes during the year ended December 31, 2021 are as follows:

	Number of options	Weighted- average exercise price	Weighted- average remaining contractual life (in months)	Aggregate intrinsic value (in thousands)

Outstanding at January 1, 2021	134,533	4.55	96	108
Granted	270,200	5.59	114	-
Exercised	-	-	-	-
Forfeited	-	-	-	-

Outstanding at December 31, 2021	404,733	5.24	105	14

Exercisable at December 31, 2021	120,048	4.51	92	10

F - 29

ELTEK LTD. AND ITS SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars in thousands (except share and per share data)

NOTE 13:-SHAREHOLDERS' EQUITY (CONT.)

The weighted-average fair value of options granted during the years ended December 31, 2021, 2020 and 2019 were $5.59, $4.35 and $5.12, respectively. The aggregate intrinsic value in the table above represents the total intrinsic value (the difference between the Company's closing share price on the last trading day of the fourth quarter of fiscal 2021 and 2020 and the exercise price, multiplied by the number of in-the-money options). This amount changes based on the fair market value of the Company's share. As of December 31, 2021, there was approximately $943 of unrecognized compensation costs related to non-vested share-based compensation arrangements granted under the Company's share option plans. This cost is expected to be recognized over a period of up to 3.75 years.